SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule14a-12

                            THE ARMADA ADVANTAGE FUND
                (Name of Registrant as Specified in Its Charter)
                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

                                                         [Armada Advantage logo]

October 31, 2003

Dear Investor:

A special meeting of The Armada Advantage Fund ("Trust") will be held on November 24, 2003. Enclosed with this letter is a proxy voting ballot, proxy statement and related information concerning this meeting. The purpose of this special meeting is to submit to shareholders of the Trust a proposal to approve a Plan of Liquidation ("Plan"), under which assets of each portfolio of the Trust (Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund, Armada Advantage Bond Fund) will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders. You may be receiving the enclosed proxy statement because, as a contract owner of a participating insurance company, you have directed a portion of your investment into one or more of the Funds. Accordingly, you are entitled to instruct your insurance company how to vote your pro rata interest in a Fund.

If the proposed Plan is approved, the portfolio securities will be converted to cash or cash equivalents and the Trust will distribute all remaining assets on or about December 4, 2003. Please note that the proposed liquidation is not a taxable event. Your insurance company will be contacting you about your ability to reinvest the proceeds from the proposed liquidation.

The Board of Trustees unanimously believes the proposed Plan is in the best interest of fund shareholders and underlying contract holders because the Board believes the Trust is not economically viable due to a decline in assets and high expense ratios.

We encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in by November 15, 2003 to help save the cost of additional solicitations. If you have any questions or need additional information, please call the Trust toll free at 1-800-622-FUND (3863) or contact your insurance company.

Sincerely,


/s/ Robert D. Neary

Robert D. Neary
Chairman
The Armada Advantage Fund

                           THE ARMADA ADVANTAGE FUND
                                760 MOORE ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406
                                1-800-622-FUND

                      ARMADA ADVANTAGE EQUITY GROWTH FUND
                  ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
                     ARMADA ADVANTAGE MID CAP GROWTH FUND
                    ARMADA ADVANTAGE SMALL CAP GROWTH FUND
                          ARMADA ADVANTAGE BOND FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 24, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (the "Funds") of The Armada Advantage Fund (the "Trust") will be held at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 on Monday, November 24, 2003, commencing at 2:00 p.m., Eastern Standard Time for the following purposes:

    1. To approve a Plan of Liquidation, pursuant to which (i) the assets of each Fund will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) the Trust will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) the Trust will be terminated as a Massachusetts business trust under Massachusetts law.

    2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 15, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders of record at the close of business on the Record Date are entitled to provide voting instructions with respect to their proportionate interest in the Funds. This notice and related proxy materials are first being mailed to shareholders on or about October 31, 2003.

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Special Meeting. Proxy cards may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Special Meeting and voting in person.


                                       By Order of the Board of Trustees


                                       /s/ W. Bruce McConnel

                                       W. Bruce McConnel
                                       Secretary
                                       The Armada Advantage Fund

October 31, 2003

                           THE ARMADA ADVANTAGE FUND

                      Armada Advantage Equity Growth Fund
                  Armada Advantage International Equity Fund
                     Armada Advantage Mid Cap Growth Fund
                    Armada Advantage Small Cap Growth Fund
                          Armada Advantage Bond Fund

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of The Armada Advantage Fund (the "Trust"), a Massachusetts business trust currently offering shares of beneficial interest in the Armada Advantage Equity Growth Fund ("Equity Growth Fund"), Armada Advantage International Equity Fund ("International Equity Fund"), Armada Advantage Mid Cap Growth Fund ("Mid Cap Growth Fund"), Armada Advantage Small Cap Growth Fund ("Small Cap Growth Fund") and Armada Advantage Bond Fund ("Bond Fund") (each, a "Fund," and collectively, the "Funds"), for use at the Special Meeting of Shareholders of the Trust ("Special Meeting") to be held on Monday, November 24, 2003 at 2:00 p.m. Eastern Standard Time at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and any adjournment thereof. It is anticipated that the approximate mailing date of this proxy statement and the accompanying proxy card will be October 31, 2003.

     Shares of the Funds ("Shares") have been issued in connection with the sale of the following variable insurance contracts:

     o the NatCity Director variable annuity and NatCity Director Plus variable annuity issued by Hartford Life Insurance Company ("Hartford Life"); and

     o the Parkstone Variable Annuity issued by Security Benefit Life Insurance Company ("Security Benefit Life").

     Hartford Life and Security Benefit Life are sometimes referred to herein as the "Participating Insurance Companies." The variable annuity contracts listed above as having been issued by the Participating Insurance Companies are sometimes collectively referred to herein as the "Contracts." The separate accounts established by the Participating Insurance Companies in connection with the funding of the Contracts are sometimes referred to individually herein as an "Account" and, collectively, as the "Accounts."

     The addresses of the Participating Insurance Companies are:

     (1) Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06070;

     (2) Security Benefit Life, One Security Benefit Place, Topeka, Kansas
         66636.

     Shares have also been issued to the non-contributory employee pension plan of National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114 (the "NCB Plan"). The Participating Insurance Companies and the NCB Plan are sometimes collectively referred to as the "Participating Entities".

     The Participating Entities are being asked to approve the Plan of Liquidation and transactions contemplated thereunder as discussed in this Proxy Statement (the "Proposal"). If you are a Contract owner funded by an Account, you have received this Proxy Statement because shares of a Fund have been purchased at your direction by your Participating Insurance Company through an Account. You are being asked by your Participating Insurance Company on behalf of the Account for instructions as to how to vote the shares of the Fund that is attributable to your Contract. Your Participating Insurance Company will vote all of its shares in the same proportion as the voting instructions actually received from its Contract owners. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" the Proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Special Meeting. Proxy cards may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Special Meeting and voting in person.

Outstanding Shares

     Shareholders of record of the Funds on October 15, 2003 (the "Record Date") are entitled to notice of, and to vote on, the Proposal at the Special Meeting and any adjournment thereof. At the close of business on the Record Date, there were 5,021,983.58 shares of the Trust outstanding, comprised of the following:

                                            Shares Outstanding
                                           -------------------
    Equity Growth Fund .................            646,336.20
    International Equity Fund ..........          1,257,500.90
    Mid Cap Growth Fund ................          1,929,402.21
    Small Cap Growth Fund ..............            744,688.43
    Bond Fund ..........................            444,055.84

Ownership of Shares

     The tables below set forth shareholders who held 5% or more of Shares of a Fund on the Record Date. The percentage ownership of Shares changes from time to time depending on purchases and redemptions by shareholders and the total number of Shares outstanding. To the best knowledge of the Trust, no persons other than the persons so identified in the tables owned of record or beneficially 5% or more of the outstanding shares of a Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed to be a

"control person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

Name and Address                      Number of Shares     Percentage of Fund Owned
----------------                     ------------------   -------------------------
Small Cap Growth Fund

Armada Fund
Advantage Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............     183,818.85                    24.68%

Armada Fund
Advantage Non-Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............     316,011.96                    42.44%

Sheldon & Co.
c/o National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984 .........     226,023.70                    30.35%

Mid Cap Growth Fund

Armada Fund
Advantage Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............     614,811.79                    31.87%

Armada Fund
Advantage Non-Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............   1,026,697.48                    53.21%

Hartford Life Insurance Company
Separate Account Two
Attn: Carol Lewis
P.O. Box 2999
Hartford, CT 06104-2999 ..........     279,253.19                    14.47%

Name and Address                      Number of Shares     Percentage of Fund Owned
----------------                     ------------------   -------------------------
Bond Fund

Armada Fund
Advantage Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............         93,383.57                 21.03%

Armada Fund
Advantage Non-Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............        170,392.26                 38.37%

Sheldon & Co.
c/o National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984 .........        174,946.95                 39.40%

International Equity Fund

Armada Fund
Advantage Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............        120,017.28                  9.54%

Armada Fund
Advantage Non-Qualified
700 SW Harrison Street
Topeka, KS 66636-0001 ............        265,381.67                 21.10%

Sheldon & Co.
c/o National City Bank
Attn: Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984 .........        763,823.38                 60.74%

Name and Address                      Number of Shares     Percentage of Fund Owned
----------------                     ------------------   -------------------------
Hartford Life Insurance Company
Separate Account Two
Attn: Carol Lewis
P.O. Box 2999
Hartford, CT 06104-2999 ..........        101,431.80                 8.07%

Equity Growth Fund

Sheldon & Co.
c/o National City
Attn: Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984 .........        400,348.26                61.94%

Hartford Life Insurance Company
Separate Account Two
Attn: Carol Lewis
P.O. Box 2999
Hartford, CT 06104-2999 ..........        145,890.86                22.57%

Hartford Life Seed Account
Attn: Carol Lewis
P.O. Box 2999
Hartford, CT 06104-2999 ..........        100,087.06                15.49%

     To the knowledge of the Trust, as of the Record Date, no Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

Quorum and Voting Information

     A majority of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present at the Special Meeting to constitute a quorum. If a quorum is not present or represented at the Special Meeting with respect to a Fund, the holders of a majority of the outstanding shares present in person or by proxy shall have the power to adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Special Meeting.

     The affirmative vote of a majority of the outstanding shares of each Fund present in person or by proxy is required for the approval of the Proposal with respect to each Fund. A majority means more than 50% of the outstanding shares on the Record Date. Abstentions will be counted as present at the Special Meeting for purposes of determining a quorum and will have the effect of a "NO" vote on the Proposal.

     In the event that a quorum is present, but sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the outstanding shares present in person or by proxy at the session of the Special Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposal.

     The shares of the Funds will be counted using dollar-based voting. This means that shareholders are entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested.

     In the event that some but not all of the Funds vote to approve the Plan of Liquidation (the "Plan"), those Funds approving the Plan will be liquidated in accordance with the Plan. The Board of Trustees will determine what further course of action will be taken with respect to any Fund that does not vote to approve the Plan.

Recommendation of Board of Trustees

     The Board of Trustees unanimously recommends that shareholders vote "FOR" the Proposal.

                                   PROPOSAL
                      APPROVAL OF THE PLAN OF LIQUIDATION

     On February 28, 2003, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined by the 1940 Act, approved the Plan in the form attached to this Proxy Statement as Exhibit
A. The Plan provides for the liquidation of each Fund's assets, the distribution to shareholders of the cash proceeds of the liquidation, after paying or providing for all debts and liabilities of each Fund and the Trust, and the termination of the Trust, in accordance with the provisions of Massachusetts law and the Trust's Declaration of Trust. Following the liquidation of the Funds, the Trust intends to file an application with the Securities and Exchange Commission to deregister as an investment company under the 1940 Act.

Reasons for the Plan

     The Trust was organized as a Massachusetts business trust on May 18, 1993 and was established for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies. Shares of the Trust are also available for purchase by certain qualified pension and retirement plans.

     The following table sets forth the date each Fund commenced operations:

                                           Commencement
    Fund                                  of Operations
    ----                                  --------------
    Equity Growth Fund ................      9/13/99
    International Equity Fund .........      9/23/93
    Mid Cap Growth Fund ...............      9/23/93
    Small Cap Growth Fund .............      9/23/93
    Bond Fund .........................      9/23/93

     The liquidation of the Funds has been proposed because the Board of Trustees has determined that the Funds are not economically viable, and that it would be in the best interests of shareholders to liquidate and dissolve the Funds.

     At a meeting of the Board of Trustees of the Trust held on February 28, 2003, National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), recommended that the Board approve the Plan. The Board considered, among other things, the limited prospects for growth of the Funds' assets since the Participating Insurance Companies were no longer making the Funds available to new Contract owners. The Board also considered the declining asset sizes of the Funds as shown by the table below:

                                       Assets as of     Assets as of     Assets as of
                                       December 31,     December 31,     December 31,
Fund                                    2000 (000s)      2001 (000s)     2002 (000s)
----                                  --------------   --------------   -------------
Equity Growth Fund ................       $ 5,970          $ 5,570          $4,083
International Equity Fund .........       $16,253          $11,404          $8,262
Mid Cap Growth Fund ...............       $17,882          $11,944          $6,487
Small Cap Growth Fund .............       $12,264          $ 9,650          $4,903
Bond Fund .........................       $ 6,438          $ 5,683          $4,540

     Further, the Board considered that one of the effects of the small and declining asset sizes of the Funds was the increasing expense ratios (before fee waivers) as shown in the table below:

                                       Expenses for     Expenses for     Expenses for
                                        Year Ended       Year Ended       Year Ended
                                       December 31,     December 31,     December 31,
Fund                                       2000             2001             2002
----                                  --------------   --------------   -------------
Equity Growth Fund ................         1.67%            1.69%           2.05%
International Equity Fund .........         2.56%            2.78%           2.72%
Mid Cap Growth Fund ...............         1.61%            1.85%           2.08%
Small Cap Growth Fund .............         1.67%            1.87%           2.15%
Bond Fund .........................         1.71%            1.72%           2.00%

     The Board considered that the Adviser was voluntarily waiving all or a portion of its advisory fees for the Equity Growth Fund, International Equity Fund and Mid Cap Growth Fund in order to maintain competitive expense ratios and improve Fund performance. The Board recognized that, given the limited prospects for sales growth, it was unlikely that the Funds' assets would increase to a more economically viable level. Given the Funds' small asset sizes and high expenses, the Board concluded that it would be unlikely for the Funds to be able to realize acceptable performance levels. The Board also considered that it was expected that the participating insurance companies would make appropriate alternative investment options available to their contract owners so that their investment programs would not be disrupted. After careful consideration of these and other relevant factors, the Board concluded that approval of the Plan was in the best interests of shareholders and directed that the Plan be submitted to the shareholders of each Fund for approval.

Summary of the Plan

     If the Proposal is approved by each Fund's shareholders, the following will occur pursuant to the Plan: 1) provisions will be made for the liabilities of each Fund and the Trust; 2) the assets of each Fund will be liquidated and distributed to the shareholders; and 3) the Trust will be terminated. A description of certain material provisions of the Plan is set forth below. The description is qualified in its entirety by reference to the Plan, attached as Exhibit A.

Effective Date of the Plan

     The "Effective Date" is the date of approval of the Plan by the shareholders of each Fund.

Liquidation of Assets and Cessation of Business

     After the Effective Date, each Fund shall cease its business as an investment company and shall only engage in activities relating to the winding up of each Fund's respective business and affairs. As soon as practicable after the Effective Date, each Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the date of the liquidating distribution.

Liquidating Distribution

     As soon as possible after the Effective Date (and in any event within 14 days thereafter), the Trust shall distribute to each Participating Entity a liquidating distribution equal to such Participating Entity's interest in the net assets of the Fund. It is anticipated that if shareholders of the Funds approve the Plan, the liquidation would occur on or about December 4, 2003. The Board has been advised by the Participating Insurance Companies that upon liquidation of the Fund, if a Contract holder has not transferred its contract value from the sub-account that invests in the Fund, this value will be automatically transferred to the money market fund designated by the Participating Insurance Companies.

Expenses

     The Adviser shall bear all expenses incurred by each Fund in carrying out the Plan, including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses related to any reports to shareholders and the Special Meeting. The aggregate cost borne by the Adviser is expected to be $15,000.

Amendment of Plan

     The Board of Trustees has the authority to authorize variations or amendments to the provisions of the Plan as may be necessary to effect the liquidation of the Funds and termination of the Trust in accordance with Massachusetts law and the Plan.

Federal Income Tax Consequences

     Because shares of the Funds are held by Participating Entities, the income and gains realized under the proposed liquidation are not subject to federal income taxation.

                            ADDITIONAL INFORMATION

Investment Adviser, Administrator and Principal Underwriter

     The Adviser, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the investment adviser to the Funds. The Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation, a publicly-held bank holding company.

     The Trust has entered into a Co-Administration and Accounting Services Agreement with PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and National City Bank ("NCB"), 1900 East Ninth Street, Cleveland, Ohio 44114

("NCB"), pursuant to which PFPC Inc. and NCB have agreed to serve as Co-Administrators to the Trust. Prior to June 1, 2003, SEI Investments Global Funds Services served as the administrator to the Trust pursuant to an Administration Agreement.

     Shares of the Funds are sold on a continuous basis by the Trust's distributor, Professional Funds Distributor, LLC (the "Distributor"). The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Other Business

     As of the date of this Proxy Statement, the Board of Trustees does not know of any other business to come before the Special Meeting other than that set forth in this Proxy Statement. If other business is properly brought before the Special Meeting or any adjournment thereof, all proxies will be voted in accordance with the best judgment of the persons voting such proxies as to such business.

Financial Statements

     You can obtain a copy of the Trust's Annual Reports dated December 31, 2002 and Semi-Annual Reports dated June 30, 2003 without charge, by writing to the Trust c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 or by calling 1-800-622-FUND (3863).

Shareholder Proposals

     The Trust is not required to hold annual meetings of shareholders. In the event that the Funds and the Trust are not liquidated and terminated, a meeting of shareholders will be called by the Board of Trustees upon the written request of shareholders owning at least twenty percent (20%) of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trust should send such proposal to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                                                       Exhibit A

                           THE ARMADA ADVANTAGE FUND

                              Plan of Liquidation

     This Plan of Liquidation ("Plan") concerns the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (each, a "Portfolio"), each a series of The Armada Advantage Fund (the "Fund"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolios in conformity with all provisions of Massachusetts law and the Fund's Declaration of Trust.

     WHEREAS, the Fund's Board of Trustees, on behalf of each Portfolio, has determined that it is in the best interests of each Portfolio and its shareholders to liquidate and terminate such Portfolio; and

     WHEREAS, at a meeting of the Board of Trustees on February 28, 2003, the Board considered and adopted this Plan as the method of liquidating and terminating each Portfolio and directed that this Plan be submitted to shareholders of each Portfolio for approval;

     NOW THEREFORE, the liquidation and termination of each Portfolio shall be carried out in the manner hereinafter set forth:

          1. Effective Date of Plan. The Plan shall be and become effective with respect to a Portfolio only upon the adoption and approval of the Plan, at a special meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of such Portfolio entitled to vote. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

          2. Liquidation and Termination. Upon approval of the Plan with respect to a Portfolio, as promptly as practicable, consistent with the provisions of the Plan, such Portfolio shall be liquidated and terminated in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust.

          3. Cessation of Business. After the Effective Date of the Plan with respect to a Portfolio, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

          4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date with respect to a Portfolio, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of stock certificates.

          5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date with respect to a Portfolio, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

          6. Payment of Debts. As soon as practicable after the Effective Date with respect to a Portfolio, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided for in
     Section 7, below.

          7. Liquidating Distribution. As soon as possible after the Effective Date of the Plan with respect to a Portfolio, and in any event within 14 days thereafter, the Portfolio shall mail the following to each shareholder of record on the Effective Date: (1) to each shareholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio;
     (2) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

          8. Management and Expenses of a Portfolio Subsequent to the Liquidating Distribution. National City Investment Management Company shall bear all expenses incurred by each Portfolio in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to a Portfolio subsequent to the mailing of the liquidating distribution will be borne by National City Investment Management Company.


          9. Power of Board of Trustees. The Board, and subject to the trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

          10. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of each Portfolio, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.

THE ARMADA ADVANTAGE FUND
For the Board of Trustees
On Behalf Of
ARMADA ADVANTAGE EQUITY GROWTH FUND
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
ARMADA ADVANTAGE MID CAP GROWTH FUND
ARMADA ADVANTAGE SMALL CAP GROWTH FUND
ARMADA ADVANTAGE BOND FUND


By: ----------------------------
     Name:
     Title:


Accepted:

NATIONAL CITY INVESTMENT MANAGEMENT COMPANY


By: ----------------------------
     Name:
     Title:


                                                                 ARM-PX-002-0100

                            ----------------------------------------------------
PROXY TABULATOR                                   IMPORTANT
P.O. BOX 9132                                     ---------
HINGHAM, MA 02043-9132
                                 In order to avoid the additional expense of
                                further solicitation, we strongly urge you to
                               review, complete and return your proxy card as
                                  soon as possible. Your vote is important
                                 regardless of the number of shares you own.

                                 PLEASE SIGN AND DATE BELOW BEFORE MAILING.
                            ----------------------------------------------------

                                                       THE ARMADA ADVANTAGE FUND
FUND NAME PRINTS HERE        SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

This proxy card is solicited on behalf of the Board of Trustees of The Armada Advantage Fund (the "Trust").

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. The proxies will vote, in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

                                          YOUR VOTE IS IMPORTANT.
                               PLEASE SIGN AND DATE THIS PROXY AND RETURN IT
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                       Date __________________, 2003

                           -----------------------------------------------------



                           -----------------------------------------------------
                           Signature(s) (If held jointly)      (Sign in the Box)

                           NOTE: Please sign proxy card as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                                                Armada Advantage

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees unanimously recommends a vote FOR the following proposal:

                                                           FOR  AGAINST  ABSTAIN
Approval of the Plan of Liquidation, pursuant to which
(i) the assets of your Fund will be liquidated, known      [ ]    [ ]      [ ]
liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) the Trust will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) the Trust will be terminated as a Massachusetts business trust under Massachusetts law.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                Armada Advantage

                             VOTING INSTRUCTION CARD

                                    IMPORTANT

      In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your voting instruction card as soon as possible. Your vote is important regardless of the number of shares you own.

                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

                                               VOTING INSTRUCTION CARD SOLICITED
                                          BY THE BOARD OF TRUSTEES (the "Board")
INSURANCE COMPANY NAME PRINTS HERE           FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                               TO BE HELD NOVEMBER 24, 2003

The undersigned hereby instructs the above referenced Insurance Company ("Company") to represent and vote the number of shares in the above-named Fund (the "Fund") attributable to the undersigned's variable annuity contract or variable insurance contract at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof. The shares represented by the Voting Instruction Card will be voted as instructed. Unless indicated to the contrary, this Voting Instruction Card shall be deemed to grant authority to vote "FOR" the proposal specified on the reverse side. This Voting Instruction Card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this Voting Instruction Card. Mark, sign, date and return this Voting Instruction Card in the addressed envelope--no postage required.

                                          YOUR VOTE IS IMPORTANT.
                               PLEASE SIGN AND DATE THIS VOTING INSTRUCTION
                                    CARD AND RETURN IT PROMPTLY IN THE
                                           ENCLOSED ENVELOPE.

                                       Date __________________, 2003

                           -----------------------------------------------------



                           -----------------------------------------------------
                           Signature(s) (If held jointly)      (Sign in the Box)

                           NOTE: Please sign voting instruction card as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A voting instruction with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such voting instruction the Trust receives specific written notice to the contrary from any one of them.

                                                            Armada Advantage VIC

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees unanimously recommends a vote FOR the following proposal:

                                                           FOR  AGAINST  ABSTAIN
Approval of the Plan of Liquidation, pursuant to which
(i) the assets of your Fund will be liquidated, known      [ ]    [ ]      [ ]
liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) the Trust will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) the Trust will be terminated as a Massachusetts business trust under Massachusetts law.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                            Armada Advantage VIC

                                                          [LOGO OF THE HARTFORD]

October 31, 2003

Dear Contract Owner:


      We are sending you this letter in connection with the proposed closing of The Armada Advantage Fund (the "Trust"), a Massachusetts business trust currently offering shares of beneficial interest in the Armada Advantage Equity Growth Fund ("Equity Growth Fund"), Armada Advantage International Equity Fund ("International Equity Fund"), and Armada Advantage Mid Cap Growth Fund ("Mid Cap Growth Fund") (each a "Fund", and collectively the "Funds"), and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter.

      We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Funds because you own a variable annuity contract issued by Hartford Life Insurance Company, and you currently have a portion of the value of your contract allocated for investing in the Funds.

      As explained in more detail in the enclosed proxy materials, the Board of Trustees recently voted to recommend the liquidation of the Funds. The Board decided to take this action because of the small size of each Fund and the resultant high cost of running each Fund. The Board concluded that in light of this and the current poor prospects for each Fund's future growth, it would best serve the interests of each Fund and the respective shareholders to liquidate.

      In order to complete the liquidation, each Fund must obtain the consent of its shareholders. The Funds' existing shareholders are an employee pension plan and the separate accounts that have been established by various life insurance companies, including Hartford Life Insurance Company, for investing the values of variable insurance contracts in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on October 15, 2003, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about December 4, 2003.

      To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

      Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by one business day prior to the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Hartford Money Market HLS Fund. Please note that you may make your transfer on our website, www.hartfordinvestor.com, or by calling the Annuity Contract Center listed below. As discussed in the prospectus supplement mentioned above, you may at any time during the period from the date of that prospectus supplement until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund or which might have been transferred to the sub-account that invests in the Hartford Money Market HLS Fund. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

      YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

      If you have any questions regarding this matter, please call the Annuity Contract Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., Friday, 8:00 a.m. to 6:00 p.m., and Saturday, 9:00 a.m. to 2:00 p.m. Eastern time for assistance. We look forward to assisting you in your insurance and investment needs in 2003 and beyond.


Sincerely,


/s/ Andrew J. Waggoner

Andrew J. Waggoner
Investment Products Division


Variable annuities are issued by Hartford Life Insurance Company and Hartford Life Insurance Company (Simsbury, CT), and are underwritten and distributed by Hartford Securities Distribution Company, Inc.